Exhibit 10.04
ACTION REQUIRED: If changing investment election for 2006, return this form by December 16, 2005.
2006 INVESTMENT ELECTION FORM
VALERO ENERGY CORPORATION
DEFERRED COMPENSATION PLAN
Direction of Investments
The undersigned Participant hereby directs that the measurement of the Participant’s account be determined as if it were invested in the fund options as indicated below.
DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2006
WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.
Enter your investment elections: 5% minimum/increments of 5%.
The total of the percentages must equal 100%.
You may invest in any one or more (including all) of the fund options.

___% Dreyfus Appreciation	___% T. Rowe Price Mid-Cap Growth

___% Fidelity Intermediate Gov’t	___% Vanguard Asset Allocation

___% Janus Worldwide	___% Vanguard Growth and Income

___% Liberty — Columbia Income	___% Vanguard Index 500

___% Oakmark	___% Vanguard Index Extended Market

___% AASelect Funds Money Market Select Fund
I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant’s Signature	Date

«First_Name» «Last_Name»	«Emplid»

Participant’s Name	Participant’s Employee ID Number